Subsequent Events	6 Months Ended
Feb. 24, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Effective March 16, 2018 (the “Effective Date”), Atkins Nutritionals, Inc., Atkins Nutritionals Holdings, Inc., Atkins Nutritionals Holdings II, Inc. and NCP-ATK Holdings, Inc. (collectively, the “Borrower”), each an indirect wholly-owned subsidiary of Simply Good Foods, entered into an amendment (the “Repricing Amendment”) to that certain Credit Agreement, dated as of July 7, 2017, among the Borrower, Barclays Bank PLC (the “Agent”) and the other loan parties and lenders party thereto.
     As a result of the Repricing Amendment, the interest rate on the outstanding $200 million Term Loan was reduced and, effective as of the Effective Date, such loans bear interest at a rate equal to, at the Borrower’s option, either LIBOR plus an applicable margin of 3.50% or a base rate plus an applicable margin of 2.50%. With respect to the Term Loan, prior to the six-month anniversary of the Effective Date, a 1.00% prepayment premium is payable by the Borrower in connection with certain repricing events. Other than the prepayment premiums and penalties described above and the payment of customary “breakage” costs, the Borrower may voluntarily prepay outstanding loans at any time. The Repricing Amendment did not change the interest rate on the Revolving Credit Facility. The Revolving Credit Facility will continue to bear interest based upon the Borrower’s consolidated first lien net leverage ratio as of the last financial statements delivered to the Agent. No additional debt was incurred, or any proceeds received, by the Borrower in connection with the Repricing Amendment.